 Exhibit 31.3

CERTIFICATION ACCOMPANYING PERIODIC REPORT

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Elias N. Nader, Interim President and Chief Executive Officer, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Sigma Designs, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Elias N. Nader
Elias N. Nader
Dated: June 5, 2018	Interim President and Chief
Executive Officer